UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 17, 2018

Date of Report (Date of Earliest Event Reported)

Harte Hanks, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7120	74-1677284

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9601 McAllister Freeway, Suite 610

San Antonio, Texas  78216

(210) 829-9000

(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                                            Entry into a Material Definitive Agreement.

Cooperation Agreement with Houston H. Harte Group

On May 17, 2018, Harte Hanks, Inc. (“Harte Hanks” or the “Company”) entered into a Cooperation Agreement (the “Cooperation Agreement”) with Houston H. Harte and certain of his affiliates (collectively, the “Stockholder Group”) regarding the membership and composition of the Board of Directors of the Company (the “Board”).

Pursuant to the Cooperation Agreement, Harte Hanks agreed, among other things, to (i) accept the resignations of Christopher M. Harte, Scott C. Key and Judy C. Odom from their positions as directors on the Board, effective June 15, 2018, (ii) accept the resignation of William F. Farley from his position as director on the Board, effective as of the date that his replacement (the “Replacement Director”) is appointed to the Board, (iii) appoint Maureen O’Connell and Martin Reidy to the Board as Class I directors, effective June 15, 2018, to fill the vacancies caused by the resignations of Mr. Harte and Mr. Key, (iv) appoint the Replacement Director to the Board as a Class II director, to fill the vacancy caused by the resignation of Mr. Farley, (v) appoint Timothy Breen (together with Ms. O’Connell, Mr. Reidy and the Replacement Director, the “New Directors”) to the Board as a Class III director, effective June 15, 2018, to fill the vacancy caused by the resignation of Ms. Odom, and (vi) appoint Alfred V. Tobia, Jr. as Chair of the Company’s Nominating and Corporate Governance Committee (the “Governance Committee”) and Mr. Breen and Ms. O’Connell as members of the Governance Committee, effective June 15, 2018.  Mr. Reidy and Ms. O’Connell will hold office until Harte Hanks’ 2018 annual meeting of stockholders (the “2018 Annual Meeting”) or until their successors are elected and qualified; the Replacement Director will hold office until Harte Hanks’ 2019 annual meeting of stockholders (the “2019 Annual Meeting”) or until his or her successor is elected and qualified; and, pursuant to the Cooperation Agreement, Mr. Breen will hold office for the term and subject to the conditions set forth in the Cooperation Agreement.

The New Directors will each receive compensation for their services under the Company’s director compensation program applicable to non-employee directors as described in our Form 10-K/A filed on April 30, 2018.

Under the terms of the Cooperation Agreement, the Stockholder Group agreed, among other things, not to nominate any director candidates to stand for election at the 2018 Annual Meeting. In addition, the Cooperation Agreement provides that, at the 2018 Annual Meeting, the Stockholder Group will vote all of their shares of the Company’s common stock, par value $1.00 per share (“Common Stock”) in favor of the election of directors nominated by the Board and certain other specified proposals.

The Cooperation Agreement includes certain restrictions applicable from May 17, 2018 until the date that is the earlier of (x) 30 calendar days prior to the expiration of the advance notice period for the submission by stockholders of director nominations for consideration at the 2019 Annual Meeting as set forth in the advance notice provisions of the Company’s Fifth Amended and Restated Bylaws or (y) 210 calendar days following the date of the Cooperation Agreement (the “Standstill Period”).

During the Standstill Period, the Stockholder Group is restricted from, among other things, engaging in any solicitation of proxies or written consents to vote any shares of Common Stock at the 2018 Annual Meeting, initiating, encouraging or participating in any “vote no,” “withhold” or similar campaign relating to the Company in connection with the 2018 Annual Meeting, and seeking the removal of any director from the Board. The Stockholder Group has also agreed to certain non-disparagement provisions.

The Stockholder Group is the beneficial owner in the aggregate of 736,956 shares of Common Stock as of May 17, 2018.

The foregoing description of the Cooperation Agreement is subject to and qualified in its entirety by reference to the full text of the Cooperation Agreement, which is filed as Exhibit 99.1 hereto.

Item 5.02                                                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Except as disclosed in this Current Report on Form 8-K, there are currently no arrangements or understandings between the New Directors and any other person pursuant to which the New Directors were appointed to serve as a member of the Board. The Company is not aware of any transaction involving the New Directors requiring disclosure under Item 404(a) of Regulation S-K.

Item 8.01                                                          Other Events.

On May 17, 2018, Harte Hanks issued a press release announcing its entry into the Cooperation Agreement. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                                                            Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description

99.1	Cooperation Agreement, dated May 17, 2018, by and among Harte Hanks, Inc., Houston H. Harte, Sarah Harte, Carolyn Harte, Larry D. Franklin and the Franklin Family Foundation.

99.2	Press Release of Harte Hanks, Inc. dated May 17, 2018.

Important Additional Information and Where to Find It

Harte Hanks, its directors and/or its director nominees and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from Harte Hanks’ stockholders in connection with the 2018 Annual Meeting. Harte Hanks plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the 2018 Annual Meeting (the “2018 Proxy Statement”).

STOCKHOLDERS ARE URGED TO READ THE 2018 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT HARTE HANKS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2018 Proxy Statement and other materials to be filed with the SEC in connection with the 2018 Annual Meeting. Such information can also be found in Harte Hanks’ definitive proxy statement for the 2017 Annual Meeting of Stockholders, filed with the SEC on July 20, 2017. To the extent holdings of Harte Hanks’ securities have changed since the amounts shown in the definitive proxy statement for the 2017 Annual Meeting of Stockholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.

Stockholders will be able to obtain, free of charge, copies of the 2018 Proxy Statement (including any amendments or supplements thereto) and any other documents filed by Harte Hanks with the SEC in connection with the 2018 Annual Meeting at the SEC’s website (www.sec.gov), at Harte Hanks’ website (www.hartehanks.com), or by writing to Harte Hanks’ Corporate Secretary at Harte Hanks, 9601 McAllister Freeway, Suite 610, San Antonio, Texas 78216, or by calling Harte Hanks’ Corporate Secretary at (210) 829-9000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harte Hanks, Inc.

Dated: May 17, 2018

By:	/s/ Robert L. R. Munden
Executive Vice President,
General Counsel & Secretary